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                                                                      EXHIBIT 24



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 18, 1997, incorporated by reference in this Form 10-K for the year ended December 31, 1996, into the Lufkin Industries, Inc. previously filed Form S-8 Registration Statements File No. 33-36976 and File No. 33-62021.



                                            ARTHUR ANDERSEN LLP


                                            /s/ ARTHUR ANDERSEN LLP




Houston, Texas
March 24, 1997